UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2023

BLUE LINE PROTECTION GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52942	20-5543728
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5765 Logan Street

Denver, CO 80216

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 844-5576

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2023 Andrew Berman was appointed a Director of the Company. Since 2020, Mr. Berman has been the President of Flora California, Inc. Flora California, based in Monterey County, California, is the largest licensed, vertically-integrated cannabis operation in California. With over 15 acres of full-spectrum Dutch indoor greenhouse facilities, Flora California produces a steady stream of safe, consistent, high-quality cannabis products.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2023

BLUE LINE PROTECTION GROUP, INC.

	By:	/s/ Daniel Allen
Daniel Allen, Chief Executive Officer

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